Innventure Announces Board Leadership Changes to Further Enhance Board Independence and Acceleration of CEO Transition
Bruce Brown Appointed as Chairman of the Innventure Board
Catriona Fallon Publicly Named as Audit Committee Chair
Dr. William Grieco Assumes CEO and Director Roles Effective September 1, 2026
Announces Ongoing Search for New Chief Financial Officer

ORLANDO, Fla., Aug. 31, 2026 (GLOBE NEWSWIRE) -- Innventure, Inc. (NASDAQ: INV) (“Innventure” or the “Company”), an industrial growth conglomerate, today announces the appointment of Lead Independent Director Bruce Brown as independent Chairman of the Board, succeeding Michael Otworth, and the prior appointment of Independent Director Catriona Fallon as Audit Committee Chair. Innventure also announces the assumption by Dr. William Grieco of the Chief Executive Officer and director positions currently held by Bill Haskell, effective September 1, 2026, and the recent commencement of a search for a new Chief Financial Officer. These governance and management changes are part of the Board’s continuing actions to strengthen independent oversight and accountability as Innventure reduces parent-level spending, evaluates funding alternatives, assesses strategic alternatives related to the AeroFlexx business, and sharpens its capital allocation.
Mr. Brown has served as Innventure’s Lead Independent Director since November 2025 and was unanimously elected as Board Chairman on August 27, 2026, based on his decades of corporate leadership experience in innovation and technology commercialization, as well as his public company Board experience. He currently serves on the board of Magnera Corporation (NYSE: MAGN) and previously served on the boards of Nokia Corporation (NYSE: NOK) and Medpace Holdings (Nasdaq: MEDP). As Chairman, Mr. Brown will lead the Board’s oversight of the strategic actions announced in the company’s August 19 Board letter, including reductions in parent-level spending, Refinity’s funding transition, the pursuit of strategic alternatives for AeroFlexx and the evaluation of parent-company funding alternatives.
The Company’s directors remain focused on refreshing the Board and increasing the percentage of independent directors. Led by the Nominating and Corporate Governance Committee, the Board is pursuing ongoing recruitment efforts that began in early 2026 to identify additional independent directors. In support of plans to bolster Board independence, Suzanne Niemeyer, a member of management who has served on the Company’s Board since October 2024, announced her resignation from the Board effective August 31, 2026. In connection with her resignation, the Board reduced the size of the Board to eight directors.
“Innventure remains committed to strong corporate governance practices and values the oversight and diverse perspectives provided by its independent directors, with many Board decisions made solely by independent directors,” said Michael Amalfitano, Chair of the Board’s Nominating and Corporate Governance Committee. Innventure’s current independent directors consist of Michael Amalfitano, Bruce Brown, James O. Donnally, Catriona Fallon and Elizabeth Williams. Each of these individuals serves on one or more of the Board’s standing committees, all of which are comprised entirely of independent directors.
Ms. Fallon, who joined the Board in June and is a member of the Company’s Compensation Committee, was appointed Chair of the Audit Committee on August 11, 2026. She brings significant public company financial leadership and governance experience to the position. She previously served as Chief Financial and Administrative Officer of Hitachi Vantara, Chief Financial Officer of Silver Spring Networks and Chief Financial Officer of Marin Software. She also has extensive experience serving on and chairing public company audit committees, including Arlo Technologies Inc (NYSE: ARLO) and Palomar Holdings Inc. (Nasdaq: PLMR), and advising complex public companies on financial reporting, controls and governance matters.
“The Board is keenly aware of concerns recently raised by shareholders and understands that trust must and will be earned through disciplined execution and ongoing reporting on the commitments we have made,” said Bruce Brown, Chairman of the Board. “The Company’s immediate priorities include a reduction in parent-level cash requirements, identification of viable funding alternatives aimed at providing the Company with time to advance strategic initiatives while minimizing associated dilution, an assessment of strategic alternatives related to the AeroFlexx business and prudent allocation of capital to the opportunities we believe have the clearest path to value creation. The Board will closely oversee this work and ensure accountability with a clear focus on preserving and increasing shareholder value,” added Mr. Brown.

Dr. Grieco’s previously announced succession of Mr. Haskell as Innventure’s Chief Executive Officer, which was originally planned to occur on October 1, 2026, has been accelerated to occur on September 1, 2026. Dr. Grieco will also fill a vacancy created by Mr. Haskell on the Innventure Board effective September 1, 2026.
“Bill Grieco brings extensive operating experience and deep technical expertise to the Innventure management team. With his strong focus on operating discipline and execution, he is well equipped to guide Innventure through its next chapter as it seeks to grow and unlock the value of its operating companies,” said Bruce Brown, Chairman of the Board.
In connection with further anticipated changes to its organizational structure, Innventure also announces that it has launched a search for a new Chief Financial Officer. This search remains ongoing; the Company will announce a replacement for its existing Chief Financial Officer at the appropriate time.
About Innventure
Innventure, Inc. (NASDAQ: INV) is an industrial growth conglomerate that commercializes breakthrough technology solutions through its operating companies. By systematically creating and operating industrial enterprises from the ground up, Innventure participates in early-stage economics and provides industrial operating expertise designed for global scale. Innventure’s approach seeks to uniquely bridge the ”Valley of Death" between corporate innovation and commercialization through its distinctive combination of value-driven multinational partnerships, operational experience, and scaling expertise.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.
These risks and uncertainties include, but are not limited to, those factors described in Innventure’s public filings with the U.S. Securities and Exchange Commission, including, but not limited to, the following: Innventure’s and its subsidiaries’ ability to execute on their strategies, book sales and achieve future financial performance; developments and projections relating to Innventure’s and its subsidiaries’ competitors and industry; the implementation, adoption, market acceptance and success of Innventure’s and its subsidiaries’ products, business models and growth strategies; Innventure’s and its subsidiaries’ ability to generate sufficient revenue and operating cash flow; the timing and magnitude of expected cash expenditures; the availability, timing and terms of additional financing, including debt or equity financing; market conditions affecting access to capital; potential dilution resulting from future financings; Innventure’s ability to successfully implement cost reduction initiatives; risks related to recent shareholder litigation; changes in economic conditions; competitive pressures; regulatory developments; and Innventure’s ability to maintain control over its subsidiaries.
Forward‑looking statements speak only as of the date of this release, and Innventure undertakes no obligation to update them except as required by law.
Investor Relations Contact: Kyle Nagarkar, Solebury Strategic Communications
innvestorrelations@innventure.com
Media Contact: Stephanie Knight, Solebury Strategic Communications
press@innventure.com